UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

(Amendment No.     )

Filed by the Registrant  ☒

Filed by a party other than the Registrant  ☐

Check the appropriate box:

☐	Preliminary Proxy Statement

☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☐	Definitive Proxy Statement

☒	Definitive Additional Materials

☐	Soliciting Material Pursuant to §240.14a-12

Pennsylvania Real Estate Investment Trust

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if Other Than The Registrant)

Payment of Filing Fee (Check the appropriate box):

☒	No fee required

☐	Fee paid previously with preliminary materials

☐	Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a-6(i)(1) and 0-11

Your Vote Counts! PENNSYLVANIA REAL ESTATE INVESTMENT TRUST 2022 Annual Meeting Vote by June 1, 2022 11:59 PM ET PENNSYLVANIA REAL ESTATE INVESTMENT TRUST ONE COMMERCE SQUARE 2005 MARKET STREET, SUITE 1000 PHILADELPHIA, PA 19103 D77489-P69682 You invested in PENNSYLVANIA REAL ESTATE INVESTMENT TRUST and it’s time to vote! You have the right to vote on proposals being presented at the Annual Meeting. This is an important notice regarding the availability of proxy material for the shareholder meeting to be held on June 2, 2022. Get informed before you vote View the Notice and Proxy Statement and Annual Report online OR you can receive a free paper or email copy of the material(s) by requesting prior to May 19, 2022. If you would like to request a copy of the material(s) for this and/or future shareholder meetings, you may (1) visit www.ProxyVote.com, (2) call 1-800-579-1639 or (3) send an email to sendmaterial@proxyvote.com. If sending an email, please include your control number (indicated below) in the subject line. Unless requested, you will not otherwise receive a paper or email copy. For complete information and to vote, visit www.ProxyVote.com Control # Smartphone users Point your camera here and vote without entering a control number Vote Virtually at the Meeting* June 2, 2022 11:00 AM EDT Virtually at: www.virtualshareholdermeeting.com/PEI2022 *Please check the meeting materials for any special requirements for meeting attendance. V1.1

Vote at www.ProxyVote.com THIS IS NOT A VOTABLE BALLOT This is an overview of the proposals being presented at the upcoming shareholder meeting. Please follow the instructions on the reverse side to vote these important matters.Voting Items Board Recommends 1. Election of Trustees Nominees: 01) George J. Alburger, Jr. 02) Joseph F. Coradino 03) Michael J. DeMarco 04) JoAnne A. Epps 05) Mark E. Pasquerilla 06) Charles P. Pizzi 07) John J. Roberts For 2. ADVISORY APPROVAL OF THE COMPANY’S EXECUTIVE COMPENSATION. For 3. RATIFICATION OF THE SELECTION OF BDO USA LLP AS INDEPENDENT AUDITOR FOR 2022. For NOTE: IN THEIR DISCRETION, THE PROXIES ARE AUTHORIZED TO VOTE UPON SUCH OTHER BUSINESS AS MAY PROPERLY COME BEFORE THE MEETING. Prefer to receive an email instead? While voting on www.ProxyVote.com, be sure to click “Sign up for E-delivery”. D77490-P69682

Your Vote Counts! PENNSYLVANIA REAL ESTATE INVESTMENT TRUST 2022 Annual Meeting Vote by June 1, 2022 11:59 PM ET PENNSYLVANIA REAL ESTATE INVESTMENT TRUST ONE COMMERCE SQUARE 2005 MARKET STREET, SUITE 1000 PHILADELPHIA, PA 19103 D77491-P69682 You invested in PENNSYLVANIA REAL ESTATE INVESTMENT TRUST and it’s time to vote! You have the right to vote on proposals being presented at the Annual Meeting. This is an important notice regarding the availability of proxy material for the shareholder meeting to be held on June 2, 2022. Get informed before you vote View the Notice and Proxy Statement and Annual Report online OR you can receive a free paper or email copy of the material(s) by requesting prior to May 19, 2022. If you would like to request a copy of the material(s) for this and/or future shareholder meetings, you may (1) visit www.ProxyVote.com, (2) call 1-800-579-1639 or (3) send an email to sendmaterial@proxyvote.com. If sending an email, please include your control number (indicated belo w) in the subject line. Unless requested, you will not otherwise receive a paper or email copy. For complete information and to vote, visit www.ProxyVote.com Control # Smartphone users Point your camera here and vote without entering a control number Vote Virtually at the Meeting* June 2, 2022 11:00 AM EDT Virtually at: www.virtualshareholdermeeting.com/PEI2022 *Please check the meeting materials for any special requirements for meeting attendance. V1.1

Vote at www.ProxyVote.com THIS IS NOT A VOTABLE BALLOT This is an overview of the proposals being presented at the upcoming shareholder meeting. Please follow the instructions on the reverse side to vote these important matters. Voting Items Board Recommends 1. Election of Trustees To elect two additional trustees named in the Proxy Statement for a term expiring at the earlier of (a) the 2023 Annual Meeting of Shareholders and (b) such time as all accrued and unpaid dividends on the Outstanding Preferred Shares have been paid in full and the dividends for the then current dividend period have been paid in full or declared and set apart for payment in full. No Recommendation Nominees: 01) Kenneth B. Hart 02) Christopher Swann NOTE: IN THEIR DISCRETION, THE PROXIES ARE AUTHORIZED TO VOTE UPON SUCH OTHER BUSINESS AS MAY PROPERLY COME BEFORE THE MEETING. Prefer to receive an email instead? While voting on www.ProxyVote.com, be sure to click “Sign up for E-delivery”. D77492-P69682